Consolidated Statements of Operations - USD ($)	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Net sales	$ 187,154,493	$ 121,157,278
Costs and expenses:
Cost of products sold	174,247,456	111,208,087
Selling, general and administrative	4,782,510	4,181,657
Impairment loss for long-lived assets	1,723,539	0
Interest expense	17,546	27,846
Costs and expenses, total	180,771,051	115,417,590
EARNINGS FROM OPERATIONS	6,383,442	5,739,688
Interest and other income	440,503	24,900
EARNINGS BEFORE INCOME TAXES	6,823,945	5,764,588
Provision for (benefit from) income taxes:
Current	2,050,941	452,856
Deferred	(326,920)	1,377,631
Income tax	1,724,021	1,830,487
NET EARNINGS	$ 5,099,924	$ 3,934,101
Weighted average number of common shares outstanding:
Basic (in shares)	7,010,266	7,009,444
Diluted (in shares)	7,010,266	7,009,444
Net earnings per share:
Basic (in dollars per share)	$ 0.73	$ 0.56
Diluted (in dollars per share)	$ 0.73	$ 0.56